SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2007
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 000-27127               04-3332534
--------------------------------------------------------------------------------
 (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry Into Material Definitive Agreement

     On April 26, 2007, iBasis, Inc. ("iBasis") and KPN B.V., (formerly KPN Telecom B.V.), a private limited liability company organized under the laws of The Netherlands ("KPN") entered into an amendment ("Amendment No. 2") to the Share Purchase and Sale Agreement between the parties dated as of June 21, 2006, as amended by that certain Amendment No. 1 between the parties dated as of December 18, 2006 (collectively, the "Agreement"). As previously reported, pursuant to the Agreement, KPN will acquire that number of newly issued shares of iBasis common stock, $0.001 par value per share (the "Common Stock"), that shall represent, immediately after issuance, 51% of the issued and outstanding shares of the Common Stock on a fully-diluted basis on the date of closing (the "Closing") of the transactions contemplated by the Agreement (the "Transaction"). Amendment No. 2 extends the outside date for the Closing of the Transaction from April 30, 2007 to October 31, 2007. In addition to extending the transaction deadline, the amendment recognizes the current status of the investigation of iBasis stock option grants undertaken by a special committee appointed by the iBasis Board of Directors and as voluntarily disclosed by iBasis. The amendment waives any breach of the representations contained in the original agreement occurring prior to the date of the amendment that result from iBasis' previously disclosed historical stock option granting practices. It also expands the conditions to KPN's obligations to close to include the absence of any future material adverse developments in the investigation of iBasis' historical stock option granting practices and in the company's listing on the Nasdaq exchange. In all other respects, the Agreement remains unchanged and the parties have not waived any other rights under the Agreement.

     The foregoing description of Amendment No. 2 and the Agreement is not complete and is qualified in its entirety by reference to such agreements.

     In connection with Amendment No. 2, iBasis has issued a press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

      (c)    Exhibits.

             Exhibit
             Number            Description
             ------            -----------
             10.1              Amendment No. 2 dated as of April 26, 2007, to
                               the Share Purchase and Sale Agreement dated as of June 21, 2006, between iBasis, Inc. and KPN
                               Telecom B.V.

             99.1              Press release dated April 27, 2007

Additional Information and Where to Find It

     This communication may be deemed to be solicitation material in respect of the proposed Transaction. In connection with the proposed Transaction, iBasis intends to file or furnish relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF iBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING iBASIS'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT iBASIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov, and iBasis's stockholders will receive information at an appropriate time on how to obtain Transaction-related documents for free from iBasis and will be able to view such documents on the iBasis Web site at www.ibasis.com. Such documents are not currently available.


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Participants in Solicitation

     KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis's Common Stock in respect of the proposed Transaction. Information about the directors and executive officers of KPN's parent entity, Koninklijke KPN N.V. is set forth in its Form 20-F, which was filed with the SEC on March 1, 2007. Information about the directors and executive officers of iBasis is set forth in iBasis's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the Transaction when it becomes available.

Safe Harbor for Forward-Looking Statements

     Statements in this Current Report on Form 8-K regarding the proposed Transaction between iBasis and KPN, including the statements regarding the Transaction and any other statements regarding the parties' future expectations, beliefs, goals or prospects constitute forward-looking statements under Section 21E of the Securities Exchange Act of 1934 and involve risks and uncertainties. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties' ability to consummate the Transaction due to regulatory restrictions, the failure to receive stockholder approval, issues related iBasis's stock option review, or other reasons, the ability of iBasis and KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and KPN serve, and the other factors described in iBasis's Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year, and the Form 20-F filing of Koninklijke KPN N.V. filed with the SEC, all of which are available at www.sec.gov. Such forward-looking statements are only as of the date they are made, and iBasis expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.



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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007                     iBASIS, INC.


                                         By:  /s/ Richard Tennant
                                            ------------------------------------
                                              Senior Vice President, Finance and
                                              Administration
                                              And Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)